UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 1, 2026	(	May 28, 2026)
Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska			0-33501	92-0175752
________________________ (State or other jurisdiction			_____________ (Commission	_________________ (I.R.S. Employer
of incorporation)			File Number)	Identification No.)

3111 C Street,	Anchorage,	Alaska		99503
___________________________________ (Address of principal executive offices)				___________ (Zip Code)

Registrant’s telephone number, including area code:	907-	562-0062
Not Applicable
___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.126-2 of this chapter).

                                    Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2026, Northrim BanCorp, Inc. (the "Company") held its 2026 Annual Meeting of Shareholders (the "2026 Annual Meeting"). There were 22,239,676 shares outstanding and entitled to vote at the 2026 Annual Meeting; of those shares, 17,493,966 were present online or by proxy. The following matters were voted upon at the 2026 Annual Meeting:

•The election of 12 directors to serve on the Company's Board of Directors until the 2027 annual meeting of shareholders or until their successors have been elected and have qualified;
•The approval of the First Amendment to the Northrim BanCorp, Inc. 2025 Stock Incentive Plan;
•The approval, by nonbinding vote, of the compensation of the Company's named executive officers; and
•The ratification of the selection of Baker Tilly US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.

The following is a summary of the voting results for the matters voted upon by the shareholders:

Election of Directors

DIRECTOR	FOR	WITHHOLD	VOTES CAST	BROKER NONVOTES
Anthony J. Drabek	14,589,959	380,750	14,970,709	2,523,257
Karl L. Hanneman	14,728,992	241,717	14,970,709	2,523,257
Shauna Z. Hegna	14,876,959	93,750	14,970,709	2,523,257
Michael G. Huston	14,714,953	255,756	14,970,709	2,523,257
David W. Karp	14,701,183	269,526	14,970,709	2,523,257
Joseph P. Marushack	14,825,097	145,612	14,970,709	2,523,257
David J. McCambridge	14,582,427	388,282	14,970,709	2,523,257
Krystal M. Nelson	14,729,462	241,247	14,970,709	2,523,257
Marilyn F. Romano	14,834,635	136,074	14,970,709	2,523,257
Aaron M. Schutt	14,882,079	88,630	14,970,709	2,523,257
John C. Swalling	14,213,522	757,187	14,970,709	2,523,257
Linda C. Thomas	14,707,206	263,503	14,970,709	2,523,257

First Amendment to 2025 Stock Incentive Plan

FOR	AGAINST	ABSTAIN	VOTES CAST	BROKER NONVOTES
13,824,031	1,059,636	87,042	14,970,709	2,523,257

Advisory Vote (Nonbinding) on Executive Compensation

FOR	AGAINST	ABSTAIN	VOTES CAST	BROKER NONVOTES
14,370,675	444,250	155,784	14,970,709	2,523,257

Ratification of Selection of Baker Tilly US LLP as the Company's Independent Registered Accounting Firm for Fiscal Year 2026

FOR	AGAINST	ABSTAIN	VOTES CAST	BROKER NONVOTES
17,348,985	105,449	39,532	17,493,966	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

June 1, 2026	By:	/s/ Jed W. Ballard
Name: Jed W. Ballard
Title: EVP, Chief Financial Officer